                                  SCHEDULE 14A
                                 (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act Of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            Multimedia Games, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                     N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)  Title of each class of securities to which transaction applies:



(2)  Aggregate number of securities to which transaction applies:



(3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



(4)  Proposed maximum aggregate value of transaction:



(5)  Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:



(2)  Form, Schedule or Registration Statement No.:



(3)  Filing Party:



(4)  Date Filed:

                             MULTIMEDIA GAMES, INC.

                                 March 9, 1998

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Multimedia Games, Inc. (the "Company") which will be held on Saturday, April 4, 1998 at 10:00 a.m., local time, at Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma, 74136.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

     Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-prepaid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

     YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1997 Annual Report is also enclosed.

     On behalf of the Board of Directors and Management, I would like to express our appreciation for your continued support of the Company. We sincerely hope you will be able to join us at the meeting, and we look forward to seeing you at that time.

                                            Sincerely yours,

                                            GORDON T. GRAVES
                                            Chairman and Chief
                                            Executive Officer

                             MULTIMEDIA GAMES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 1998

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of Multimedia Games, Inc. (the "Company"), a Texas corporation, will be held on Saturday, April 4, 1998 at 10:00 a.m., local time, at Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma for the following purposes:

          1. To elect the following directors to serve for the ensuing year and until their successors are elected: Gordon T. Graves; Larry D. Montgomery; Gregory N. Stern; and Thomas W. Sarnoff.

          2. To ratify and approve amendments to the Company's 1996 Stock Incentive Plan to (i) increase the number of shares reserved for issuance under the Plan, and (ii) provide for additional automatic annual increases in the number of shares reserved for issuance under the Plan by 4% of the number of shares of Common Stock outstanding as of December 31 of each year starting with December 31, 1998 and ending with December 31, 2001;

          3. To ratify and approve the appointment of Coopers & Lybrand L.L.P., as the Company's independent auditors; and

          4. To transact such other business as may properly come before the meeting or an adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on February 4, 1998 are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote will be available for inspection at the Company's headquarters, 7335 South Lewis, Tulsa, Oklahoma, for ten days prior to the meeting.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If a shareholder receives more than one proxy because he or she owns shares registered in different names or addresses, each proxy should be completed and returned. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ FREDERICK E. ROLL
                                            FREDERICK E. ROLL
                                            Vice President, Secretary,
                                            Treasurer,
                                            and Chief Financial Officer

March 9, 1998

                             MULTIMEDIA GAMES, INC.
                                7335 SOUTH LEWIS
                             TULSA, OKLAHOMA 74136

                       PROXY STATEMENT FOR ANNUAL MEETING
                                OF SHAREHOLDERS
                            TO BE HELD APRIL 4, 1998

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Multimedia Games, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held April 4, 1998 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma. The Tulsa Marriott Southern Hills telephone number is
(918) 493-7000.

     These proxy solicitation materials were mailed on or about March 10, 1998 to all shareholders entitled to vote at the Annual Meeting.

REVOCABILITY OF PROXIES

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (1) the subsequent execution and submission of a revised proxy, (2) giving written notice to the Company,
Attention: Frederick E. Roll, Inspector of Elections, or (3) voting in person at the meeting. The mere presence at the Annual Meeting of a shareholder who has executed and returned a proxy will not revoke the prior proxy. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the election of the four (4) nominees for director listed in this Proxy Statement, FOR the ratification and adoption of the proposed amendments to the 1996 Stock Incentive Plan, FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors, and, as to any other matter that may be properly brought before the Annual Meeting, as the Board of Directors may recommend, or, in the absence of a recommendation, as the proxy holders deem advisable. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the Annual Meeting.

VOTING AND SOLICITATION

     Only the record holders of shares of Common Stock and Series A Preferred Stock ("Preferred Stock") of the Company as of the close of business on February 4, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 5,369,971 shares of Common Stock and 90,789 shares of Preferred Stock issued and outstanding. Each shareholder of record on the Record Date will have one vote for each share of Common Stock and Preferred Stock held by such shareholder.

     All shares of Common Stock and Preferred Stock will vote together as a single class on all matters coming before the Annual Meeting. A majority of all of the outstanding shares of Common Stock and Preferred Stock of the Company, represented as a single class, entitled to notice of, and to vote at, the Annual Meeting, represented in person or by proxy, will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes will not be counted as votes cast on any matter to which they relate.

     Provided that a quorum is present at the Annual Meeting, the following outlines the manner in which the election of directors and the approval of proposals will be determined. Regarding Proposal One, election of directors, the four (4) nominees receiving the highest number of affirmative votes of the shares voting shall be elected as directors. Every shareholder voting for the election of directors may vote the number of shares owned by him or her for up to four (4) persons. Proposal Two, the ratification and approval of amendments to the 1996 Stock Incentive Plan, and Proposal Three, the ratification and approval of the Company's independent public accountants, require the affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class, represented at the Annual Meeting.

     All costs associated with soliciting proxies will be paid by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date with respect to the number of shares of Common Stock and Preferred Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of each of the Common Stock and Preferred Stock, (ii) each director and director nominee of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group:

                                                          COMMON STOCK               PREFERRED STOCK
                                                    -------------------------   -------------------------
                                                     NUMBER OF                   NUMBER OF
                                                       SHARES                      SHARES        PERCENT
                                                    BENEFICIALLY     PERCENT    BENEFICIALLY        OF
                 BENEFICIAL OWNER                      OWNED         OF CLASS      OWNED         CLASS(1)
                 ----------------                   ------------     --------   ------------     --------
Gordon T. Graves..................................   1,084,620(1)      20.1        80,175(2)       88.3
  1604 Crested Butte
  Austin, Texas 78746
Larry D. Montgomery...............................      89,934(3)       1.7         1,411           1.6
  1920 S. West Union Road
  Topeka, Kansas 66615
Gordon T. Sjodin..................................      56,983(4)       1.1         1,272           1.4
  5804 E. 104th Street
  Tulsa, Oklahoma 74137
Thomas W. Sarnoff.................................          --           --            --            --
  2451 Century Hill
  Los Angeles, California 90067
Gregory N. Stern..................................      20,000(5)        (6)           --            --
  130 Barton Road
  Stow, Massachusetts 01775
All executive officers and directors as a group
  (eight persons).................................   1,393,180(7)      25.8        83,351          91.8

---------------

(1) Consists of (i) 591,545 shares owned of record by Graves Properties, Ltd., a limited partnership controlled by Mr. Graves, (ii) 51,000 shares owned of record by Graves Management, Inc., a corporation controlled by Mr. Graves,
     (iii) 41,200 shares owned of record by Gordon T. Graves, and (iv) 400,875 shares issuable upon the conversion of the Series A Preferred Stock. Does not include an aggregate of 90,600 shares as to which Mr. Graves disclaims beneficial ownership, consisting of: (i) 44,100 shares owned of record by Cynthia Graves, Mr. Graves' wife, and (ii) 46,500 shares beneficially owned by the Gordon Graves Grandchildren Trust.

(2) Consists of (i) 5,175 shares owned of record by Mr. Graves, and (ii) 75,000 shares owned of record by Graves Properties, Ltd., a limited partnership controlled by Mr. Graves.

(3) Consists of (i) 66,189 shares owned of record by Mr. Montgomery, (ii) 14,750 shares issuable upon the exercise of stock options that are currently exercisable (13,500 shares) or are exercisable within the next 60 days (1,250 shares), (iii) 1,940 shares issuable upon the exercise of currently exercisable warrants, and (iv) 7,055 shares issuable upon conversion of the Series A Preferred Stock.

(4) Consists of (i) 13,373 shares owned of record or beneficially by Mr. Sjodin, (ii) 37,250 shares issuable upon the exercise of stock options that are currently exercisable (36,125 shares) or are exercisable within the next 60 days (1,125 shares), and (iii) 6,360 shares issuable upon conversion of the Series A Preferred Stock.

(5) Consists of shares issuable upon the exercise of currently exercisable stock options.

(6)  Less than 1%.

(7) Consists of (i) 764,295 shares owned of record, (ii) 210,500 shares issuable upon the exercise of stock options that are currently exercisable (187,000 shares) or are exercisable within the next 60 days (23,500 shares), (iii) 1,940 shares issuable upon the exercise of currently exercisable warrants, and (iv) 416,445 shares issuable upon conversion of Series A Preferred Stock.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     As the Bylaws of the Company presently provide that there shall be four directors, a board of four directors is to be elected at the Annual Meeting. The four nominees receiving the highest number of affirmative votes of the shares voting shall be elected as directors. Every shareholder voting for the election of directors may vote the number of shares of Common Stock and Preferred Stock owned by him or her for up to four persons. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company's four nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The following table sets forth the nominees, their ages, their principal occupations and the year in which each became a director of the Company. Thomas
W. Sarnoff was elected to the Board at a meeting of the Board of Directors held on December 29, 1997, to fill a vacancy created by the resignation of his son, Daniel J. Sarnoff. Daniel J. Sarnoff continued as an officer of the Company. Except for the relationship between Mr. Thomas W. Sarnoff and Daniel J. Sarnoff, no family relationship exists between any of the directors or executive officers of the Company.

    NAME OF NOMINEE      AGE                      PRINCIPAL OCCUPATION                      DIRECTOR SINCE
    ---------------      ---                      --------------------                      --------------
Gordon T. Graves.......  60    Chairman of the Board, Chief Executive Officer and Director       1991
Larry D. Montgomery....  59    Director and Independent Consultant to Company                    1992
Thomas W. Sarnoff......  71    Director and President of Academy of Television Arts and          1996
                                 Sciences
Gregory N. Stern.......  52    Director and Independent Management Consultant to the             1993
                                 Littleton Group

     Gordon T. Graves has been Chairman of the Board and a director of the Company since its inception, and has been Chief Executive Officer since September 1994. Since December 1993 and from 1989 to 1990, Mr. Graves has been the President of Graves Management, Inc., a management consultant and investment company. From 1992 through December 1993, Mr. Graves was president and Chief Executive Officer of Arrowsmith Technologies, Inc. ("Arrowsmith"), a computer systems company. From 1991 to 1993,

Mr. Graves was employed by KDT Industries, Inc., a high-tech manufacturing and services company and an affiliate of Arrowsmith, as, successively, Vice President of Corporate Development and President. From 1987 to 1989, Mr. Graves was the Chairman of the Board of Directors of Gamma International Ltd. (currently American Gaming and Entertainment, Ltd., a company co-founded by him).

     Larry D. Montgomery has been a director of the Company since November 1992. Mr. Montgomery was the President of the Company from November 1992 until December 1996, having held the position of Chief Executive Officer from November 1992 through September 1994. From December 1991 until December 1993, Mr. Montgomery was also a private consultant to gaming companies. From 1989 through 1991, Mr. Montgomery was the President of Public Gaming Research Institute, and from 1987 to 1989 was the Executive Director of the Kansas State Lottery. Mr. Montgomery is currently an independent consultant to the Company specializing in Indian regulatory affairs.

     Thomas W. Sarnoff was elected as a director of the Company in December 1997, to fill the vacancy resulting from the resignation of his son, Daniel J. Sarnoff. Thomas W. Sarnoff was employed by the National Broadcasting Company, Inc. ("NBC") for over 25 years, holding positions that included Vice President, Production and Business Affairs, Executive Vice President of West Coast activities, and last serving as President of NBC Entertainment Corporation from 1969 to 1977. After retiring from NBC in 1997, Mr. Sarnoff has been engaged in the production of television and film entertainment, primarily through Sarnoff Entertainment Corporation which was formed in 1987. Mr. Sarnoff serves on many civic and charitable organizations and is currently the President and a member of the Board of Directors of the Academy of Television Arts & Sciences.

     Gregory N. Stern has been a director of the Company since December 1993. Mr. Stern has worked as an independent management consultant to The Littleton Group, since leaving RKS Associates, a venture capital firm, in 1989, where he served as a general partner.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of three (3) meetings during the fiscal year ended September 30, 1997. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during the period for which he was a director.

     During the fiscal year ended September 30, 1997, the Board had no committees. On December 29, 1997, the Board established an Audit Committee and a Compensation Committee. Messrs. Graves, Stern and Montgomery serve on the Audit Committee, which will meet with financial management and the independent auditors to review internal accounting controls and accounting, auditing, and financial reporting matters. Messrs. Graves, Sarnoff and Stern serve on the Compensation Committee, which will review the compensation of the officers of the Company and make recommendations on the grant of stock options to officers and employees of the Company. Actual grants of stock options will continue to be approved and made by the Board of Directors.

     Non-employee directors do not receive compensation for attending meetings or otherwise serving on the Board, but are reimbursed for their expenses incurred in attending meetings of the Board of Directors and any committee of the Board. Non-employee directors are eligible to receive stock options under the Company's stock option plans (see "Security Ownership of Certain Beneficial Owners and Management"). Employee directors do not receive additional compensation for attendance of Board Meetings.

                                  PROPOSAL TWO

               APPROVAL OF IMMEDIATE INCREASE IN NUMBER OF SHARES
         RESERVED FOR ISSUANCE UNDER THE 1996 STOCK INCENTIVE PLAN AND APPROVAL OF AUTOMATIC YEARLY INCREASES IN THE NUMBER OF SHARES
                      RESERVED FOR ISSUANCE UNDER THE PLAN

     The Company's 1996 Stock Incentive Plan was adopted by the Board of Directors in August 1996 and approved by the shareholders in March 1997. Prior to the proposed amendments, as of December 31, 1997, a total of 540,225 shares of Common Stock were reserved for issuance under the 1996 Stock Incentive Plan.

     In March 1998, the Board of Directors approved amendments to the 1996 Stock Incentive Plan to (i) increase to 760,000 the number of shares of Common Stock reserved for issuance under the Plan, such increase to take effect of as of January 1, 1998, and (ii) allow for additional automatic annual increases in the number of shares reserved for issuance under the 1996 Stock Incentive Plan beginning in 1999 and continuing through 2001. Such automatic annual increases would take effect on January 1 of each year, commencing with January 1, 1999, and ending with January 1, 2002, and would be in the amount of 4% of the number of shares of Common Stock outstanding on the preceding December 31. The proposed amendment allowing for automatic annual increases would replace the provision in the 1996 Stock Incentive Plan that permits increases in the number of shares reserved and available for grant by an amount equal to 10% of the number of shares of Common Stock issued by the Company after August 1, 1996 and prior to December 31, 2000.

     The Board of Directors believes that the automatic increase mechanism is in the best interests of the Company because it enables the Company to assure an adequate and reasonable reserve of shares for issuance under the 1996 Stock Incentive Plan without the uncertainties attendant to the present plan provision and the need to seek shareholder approval of increases in the shares available for issuance at each annual meeting. An adequate reserve of shares is important to the Company in order to enable the Company to compete successfully with other companies to attract and retain valuable employees. The Board of Directors believes that the automatic annual increase percentage of 4% is reasonable and will provide an adequate number of shares in light of the Company's historical rates of usage.

     As of January 8, 1998, without giving effect to the proposed amendments, a total of 540,225 shares had been reserved for issuance under the 1996 Stock Incentive Plan, of which options to purchase 401,375 shares were issued and outstanding and options to purchase 120,225 shares remained available for future grant. As of March 1, 1998, options granted under the 1996 Stock Incentive Plan to purchase 18,625 shares had been exercised at an exercise price of $4.375 per share and the aggregate market value of shares underlying unexercised options was $3,612,375.

     The amendment to the 1996 Stock Incentive Plan relating to an immediate increase in the number of shares reserved and available for grant under the Plan provides that, effective as of January 1, 1998, the number of shares so reserved and available for grant be increased to 760,000 from the presently authorized 540,225, or an increase of approximately 4% of the number of shares of Common Stock outstanding at December 31, 1997.

     The amendment to the 1996 Stock Incentive Plan relating to future automatic annual increases provides that, on January 1 of each year beginning with January 1, 1999 and ending with January 1, 2002, the number of shares reserved and available for grant under the 1996 Stock Incentive Plan will be increased by a number of shares equal to 4% of the number of shares of the Company's Common Stock outstanding on the immediately preceding December 31. Due to restrictions imposed by the Internal Revenue Code of 1986, as amended, the number of shares reserved for issuance pursuant to incentive stock options will remain at 760,000 unless further shareholder approval is obtained. The proposed amendment allowing for automatic annual increases would replace the provision in the 1996 Stock Incentive Plan that permits increases in the number of shares reserved and available for grant by an amount equal to 10% of the number of shares of Common Stock issued by the Company after August 1, 1996 and prior to December 31, 2000.

     The amendments will amend the first paragraph of Section 3 of the 1996 Stock Incentive Plan to read as follows:

          "Stock Subject to the Plan. The total number of shares of Stock reserved and available for issuance under the Plan shall be 760,000 shares, as the same shall be increased each January 1, from and including January 1, 1999, through and including January 1, 2002, by a number of shares of Stock equal to 4% of the number of shares of Stock outstanding as of the immediately preceding December 31. The maximum number of shares of Stock reserved and available for issuance pursuant to Incentive Stock Options is 760,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

     A summary of the principal terms of the 1996 Stock Incentive Plan, both before and after giving effect to the proposed amendments, is included as Appendix A to this Proxy Statement. A complete copy of the Amended and Restated 1996 Stock Incentive Plan, which gives effect to the proposed amendments, is included as Appendix B to this Proxy Statement.

     See "Information Regarding Executive Officer Compensation -- Option/Warrant Grant Table -- Option/Warrant Grants in Last Fiscal Year" for certain information regarding options granted under the 1996 Stock Incentive Plan.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class, represented at the Annual Meeting, is required to approve Proposal Two.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN.

                                 PROPOSAL THREE

          APPROVAL AND RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent certified public accountants, to audit the books and records of the Company for the current fiscal year, and the Board recommends that the shareholders of the Company ratify such appointment.

     Representatives of Coopers & Lybrand L.L.P. are expected to be available at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock and Preferred Stock represented at the Annual Meeting, voting together as a single class, is required to approve Proposal Four.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

              INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

     The executive officers and directors of the Company, and their respective ages and positions with the Company are as follows:

                 NAME                    AGE                       POSITION
                 ----                    ---                       --------
Gordon T. Graves.......................  60    Chairman of the Board, Chief Executive Officer
                                                 and Director
Larry D. Montgomery....................  59    President (through December 29, 1997) and
                                                 Director
Daniel J. Sarnoff......................  41    Vice President and Director
Gordon T. Sjodin.......................  56    Executive Vice President
Michael E. Newell......................  46    Vice President
Frederick E. Roll......................  54    Vice President, Secretary and Chief Financial
                                                 Officer
Robert F. Lannert......................  42    Vice President

     Summary Compensation Table. The following table sets forth certain information concerning the annual compensation for the Company's chief executive officer and each executive officer earning more than $100,000 for the fiscal year ended September 30, 1997 (the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM
                                                             COMPENSATION
                                                                AWARDS
                                                              SECURITIES
                        COMPENSATION           ANNUAL         UNDERLYING
                       ---------------        OPTIONS/         ALL OTHER
 FINANCIAL POSITION    YEAR    SALARY      WARRANTS(#)(1)   COMPENSATION(2)
 ------------------    ----   --------     --------------   ---------------
Gordon T. Graves       1997   $ 70,000               (3)        $    --
  Chairman of the      1996     65,423             --               485
  Board and Chief      1995     46,364(4)          --                --
  Executive Officer
Larry D. Montgomery    1997    115,160         10,000                --
  President and Chief  1996    100,939          5,000             3,238
  Operating Officer    1995    108,000         13,000             3,420
Gordon T. Sjodin       1997    120,360          5,000                --
  Vice President       1996    115,669          4,445             3,309
                       1995    108,000             --            13,206

---------------

(1) Consists of shares of Common Stock underlying options granted pursuant to the Company's 1994 Employee Stock Option Plan, 1996 Stock Incentive Plan and its Salaried Employee Participation Plan, and underlying warrants issued in lieu of compensation in July 1994 (see "Stock Plans" below).

(2) Consists of contributions made by the Company on behalf of the named executive officers to the Company's 401(k) plan.

(3) Does not include (i) shares of Common Stock underlying warrants issued to Equipment Purchasing L.L.C., or (ii) shares of Common Stock issuable upon the exercise by AGN Venturers of a put right. See "Certain Relationships and Related Transactions."

(4) Such amount (except for $1,129) was contributed by Mr. Graves to the Company.

     Option/Warrant Grant Table. The following table sets forth certain information regarding options and warrants granted by the Company during its fiscal year ended September 30, 1997 to the named executive officers.

                   OPTION/WARRANT GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                               NUMBER OF    % OF TOTAL
                                               SECURITIES    OPTIONS/
                                               UNDERLYING    WARRANTS
                                                OPTIONS/    GRANTED TO
                                                WARRANTS    EMPLOYEE IN     PRICE     EXPIRATION
                    NAME                       GRANTED(#)   FISCAL YEAR   PER SHARE      DATE
                    ----                       ----------   -----------   ---------   ----------
Gordon T. Graves(1)..........................       --           --            --            --
Larry D. Montgomery..........................    5,000          0.9        $4.375      10/18/06
                                                 5,000          0.9        $5.688       2/20/07
Gordon T. Sjodin.............................    5,000          0.9        $4.375      10/18/06

---------------

(1) Does not include (i) shares of Common Stock underlying warrants issued to Equipment Purchasing L.L.C., or (ii) shares of Common Stock issuable upon the exercise by AGN Venturers of a put right. See "Certain Relationships and Related Transactions."

     Aggregate Option/Warrant Exercises and Year-End Option Table. The following table sets forth certain information regarding the exercise of stock options and warrants during the fiscal year ended September 30, 1997, and the unexercised stock options and warrants held as of September 30, 1997, by the named executive officers.

                                   NO. OF
                                   SHARES                    NO. OF SECURITIES
                                  ACQUIRED    VALUE             UNDERLYING               VALUE OF UNEXERCISED
                                    UPON     REALIZED       UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
              NAME                EXERCISE     $(1)              AT FY-END                   AT FY-END(2)
              ----                --------   --------   ---------------------------   ---------------------------
                                                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                        -----------   -------------   -----------   -------------
Gordon T. Graves(3).............       --         --          --             --              --             --
Larry D. Montgomery(4)..........   10,000    $85,000      33,750         29,250        $389,189       $305,905
Gordon T. Sjodin(5).............       --         --      34,875         19,625        $377,577       $198,983

---------------

(1) Market value of underlying Common Stock on date of exercise, minus the exercise price.

(2) Market value of the underlying Common Stock at fiscal year end, minus the exercise price.

(3) Does not include (i) shares of Common Stock underlying warrants issued to Equipment Purchasing L.L.C., or (ii) shares of Common Stock issuable upon the exercise by AGN Venturers of a put right. See "Certain Relationships and Related Transactions."

(4) Does not include warrants acquired for investment in January 1995 to purchase 5,129 shares of Common Stock, of which 3,189 were exercised in June 1997 at $2.75 per share.

(5) Does not include warrants acquired for investment in January 1995 to purchase 4,623 shares of Common Stock, of which 2,683 were exercised in June 1997 at $2.75 per share.

     Stock Plans. For further information regarding the Company's employee stock plans, see Appendix A.

EMPLOYMENT CONTRACTS AND SEVERANCE ARRANGEMENTS

     The Company does not have any employment or severance agreements with any officer or director of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1997, Graves Properties, Ltd., a limited partnership controlled by Gordon T. Graves, the Company's Chairman and Chief Executive Officer, formed Equipment Purchasing L.L.C. ("EPLLC") for the purpose of purchasing MegaMania player stations from the Company and leasing the stations to Indian tribes. In June 1997, EPLLC purchased approximately 100 MegaMania player stations from the Company for a total purchase price of $637,347, payable in two promissory notes of EPLLC, one a short term note in the principal amount of $400,000 bearing interest at approximately 7% per annum, and the other a 12% note in the principal amount of $237,437 due in two years, with interest only payable monthly. In December 1997, EPLLC paid the short term note in full. The purchased equipment has been leased to a tribe under terms where the Company receives a percentage of the revenues generated by the equipment in consideration of providing the equipment and the MegaMania game to the tribe. The Company and EPLLC have agreed to a sharing of such percentage of revenues, with EPLLC receiving a share equal to the greater of a fixed percentage amount or such amount as is necessary to satisfy EPLLC's monthly payment on the purchase note due the Company and to amortize on a monthly basis the cash contributed to EPLLC by Graves Properties, Ltd.

     In September 1997, EPLLC purchased approximately 345 MegaMania player stations from the Company for a total purchase price of approximately $1,800,000, of which $990,000 was paid in cash in December 1997, and the balance with a 12% note of EPLLC in the principal amount of $810,000 due in two years, with interest only payable monthly. The purchased equipment has been leased to five different tribes under terms where the Company receives a percentage of the revenues generated by the equipment which is shared with EPLLC under terms consistent with those of the June 1997 sale discussed above.

     In connection with the sales of electronic player stations to EPLLC, the Company recorded revenues of $2,436,000 during the year ended September 30, 1997 with related costs of sales of $1,183,000.

     As an inducement to consummate the June 1997 sale, the Company issued to EPLLC 50,000 warrants to purchase common stock at an exercise price of $11.00 per share, which was the market value of the common stock on the date of issuance. The estimated fair market value of these warrants is $2,500 and has been recorded as additional cost of sales. As an inducement to consummate the September 1997 sale, the Company issued to EPLLC 100,000 warrants to purchase common stock at an exercise price of $13.38 per share which was the market value of the common stock on the date of issuance. The estimated fair market value of these warrants is $5,000 and has been recorded as additional cost of sales. The warrants will become exercisable one year after the date of issue and expire five years after the date of issue. The warrants are redeemable by the Company at $.10 per share if the closing price of the common stock for 20 consecutive trading days has been at least 150% of the applicable exercise price.

     Because of uncertainties relating to the legality of MegaMania and the ability of lenders to obtain rights to collateral located on Indian lands, the Company has found it difficult to obtain equipment purchase financing on terms acceptable to the Company. Accordingly, the Company believes that the terms of the equipment sales to EPLLC are at least as favorable as could have been obtained from more traditional sources of financing.

     In August 1996, the Company sold AGN Venturers L.L.C. to a group of investors that included Mr. Graves as to a 10% interest in AGN Venturers L.L.C. AGN Venturers L.L.C. owned a 51% interest in AGN, the Company's proxy play subsidiary. Mr. Graves purchased the 10% interest for $50,000 in cash and a several guarantee (i.e., 10%) of a $336,000 note payable to the Company by AGN. As part of the transaction, the Company and AGN Venturers L.L.C. entered into a Put and Call Agreement pursuant to which AGN Venturers L.L.C. had the right to "put" back to the Company the 51% interest in AGN and repay the $336,000 note in exchange for 278,667 shares of Common Stock. The Put and Call Agreement further provides that the Company would issue AGN Venturers L.L.C. an additional 133,333 shares upon the payment by AGN Venturers L.L.C. of a $400,000 note due the former partner in AGN which was guaranteed by AGN. In October 1997, AGN Venturers L.L.C. exercised its "put" right with respect to the 278,667 shares and in December 1997 paid the $400,000 note and exercised its "put" right with respect to the 133,333 shares.

As a result, since October 1997, AGN is 100% owned by the Company. Pursuant to the exercise of the put rights by AGN Venturers, Mr. Graves acquired 41,200 shares of Common Stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended September 30, 1997, four officers and one director were delinquent in making filings under Section 16(a) of the Securities Exchange Act of 1934, as amended. Larry D. Montgomery, President of the Company, was delinquent in reporting three transactions, all of which occurred in March 1997. During March 1997, Mr. Montgomery made a gift of 2,000 shares, exercised an employee stock option for 10,000 shares and disposed of 10,000 shares. Frederick E. Roll, Vice President and Chief Financial Officer of the Company, was delinquent in reporting two transactions, both of which occurred in March 1997. During March 1997, Mr. Roll exercised an employee stock option for 10,000 shares and disposed of 10,000 shares. Gordon Sjodin, Vice President of the Company, was delinquent in reporting the acquisition of 2,683 shares in June 1997. Gregory T. Stern, a Director of the Company, was delinquent in reporting an option grant in February 1997 to purchase 10,000 shares of Common Stock. Robert F. Lannert was elected a Vice President of the Company in August 1997 and was delinquent in filing his initial report on Form 3 for that month.

                      DEADLINE FOR RECEIPT OF SHAREHOLDER
                        PROPOSALS -- 1999 ANNUAL MEETING

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting must be received by the Company no later than November 5, 1998. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend, or, in the absence of a recommendation, as such persons deem advisable.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ FREDERICK E. ROLL
                                            FREDERICK E. ROLL
                                            Vice President, Secretary,
                                            Treasurer,
                                            and Chief Financial Officer

Tulsa, Oklahoma
March 9, 1998

                                   APPENDIX A

                SUMMARY DESCRIPTION OF 1996 STOCK INCENTIVE PLAN

HISTORY OF COMPANY STOCK PLANS

     In November 1994, the stockholders of the Company approved the Company's 1994 Employee Stock Option Plan (the "1994 Plan") and the 1994 Director Stock Option Plan ("Director Plan"), under which options to purchase an aggregate of 360,000 shares and 60,000 shares, respectively, of Common Stock were reserved for issuance. As of December 31, 1997, options to purchase 222,500 shares had been granted under the 1994 Plan of which 17,500 had been exercised at prices ranging from $2.00 to $2.50 per share and options to purchase 205,000 shares were outstanding. As of December 31, 1997, options to purchase 40,000 shares of Common Stock had been granted under the Director Plan, none of which had been exercised. After the adoption of the Company's 1996 Stock Incentive Plan, no new options were granted under the 1994 Plan or the Director Plan.

     As of December 31, 1997, options for an aggregate of 45,000 shares of Common Stock had been granted to Larry Montgomery under the Company's 1993 Salaried Employee Participation Plan, all of which had been exercised at a price of $1.50 per share. Such Plan has been terminated and no further options will be granted thereunder.

     In August 1996, the Board of Directors adopted the Company's 1996 Incentive Stock Plan (the "1996 Plan") pursuant to which 274,320 shares of Common Stock or Common Stock equivalents were initially reserved for issuance thereunder plus an additional number of shares or share equivalents equal to 10% of the number of shares of Common Stock issued by the Company after August 15, 1996 and prior to December 31, 2000. As of January 8, 1998, 540,225 shares were reserved for grant and issuance under the 1996 Plan, of which 18,625 shares had been exercised at a price of $4.375 per share and options to purchase 401,375 shares were outstanding at exercise prices ranging from $4.375 per share to $8.00 per share.

SUMMARY OF 1996 STOCK INCENTIVE PLAN

     The essential features of the 1996 Plan are outlined below. A complete copy of the 1996 Plan, as amended and restated to give effect to the amendments proposed in Proposal Two of this Proxy Statement, is attached hereto as Appendix
B. Capitalized terms found in this summary, if not defined herein, are used as defined in the 1996 Plan.

     Purpose. The purpose of the 1996 Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to the participating officers, employees, directors, consultants and advisors that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company.

     Administration. The 1996 Plan will be administered by the Board of Directors of the Company or by the Compensation Committee, as determined by the Board of Directors (the "Administrator").

     The Administrator of the 1996 Plan has full power to select, from among the Company's officers, employees, directors, consultants and advisors, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms of each grant, subject to the provisions of the 1996 Plan. Awards under the 1996 Plan are stock based incentives and may include incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares and deferred stock purchases. The interpretation and construction of any provisions of the 1996 Plan by the Administrator is final and conclusive.

     Members of the Board of Directors or of the Compensation Committee will receive no additional compensation for their services in connection with the administration of the 1996 Plan.

     Eligibility. The 1996 Plan provides that non-qualified stock options and stock rights may be granted to employees, including officers and directors, and consultants and advisors of the Company. Incentive stock options may be granted only to employees, including officers and directors, of the Company or any subsidiary of the Company. There is a $100,000 limit on the total market value of shares subject to all incentive stock options which are granted by the Company to any employee which are exercisable for the first time in any one calendar year. To the extent such total market value exceeds the $100,000 limit, such stock options are treated as non-qualified stock options.

     Reserved Shares. Prior to the amendments to the 1996 Plan contained in Proposal Two, the Company may issue 540,225 shares of Common Stock or Common Stock equivalents pursuant to the 1996 Plan plus an additional number of shares or share equivalents equal to 10% of the number of shares of Common Stock issued by the Company after December 31, 1997 and prior to December 31, 2001 (the "Additional Shares"). After giving effect to the amendments contained in Proposal Two, the Company may issue 760,000 shares of Common Stock or Common Stock equivalents pursuant to the 1996 Plan increased on each January 1 (commencing with January 1, 1999 and ending with January 1, 2002) by an additional amount equal to 4% of the number of shares of Common Stock outstanding on the December 31 immediately preceding such January 1. The total number of shares of Common Stock subject to Incentive Stock Options is 760,000 shares.

     To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Common Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted under the 1996 Plan are forfeited or are used to pay the exercise price of any Stock Option, such shares shall again be available for issuance in connection with future awards under the 1996 Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the 1996 Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the 1996 Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

     Stock Options. The 1996 Plan permits the granting of nontransferable Stock Options that either qualify as incentive stock options ("Incentive Stock Options" or "ISOs") under Section 422 of the Internal Revenue Code (the "Code") or do not so qualify ("Non-qualified Stock Options" or "NSOs").

     The term of each Stock Option will be fixed by the Administrator but may not exceed ten years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The Administrator will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator.

     The option price per share of Common Stock purchasable under a Stock Option is determined by the Administrator in its sole discretion at the time of the grant, but shall not (i) in the case of ISOs, be less than 100% of fair market value of the Common Stock on such date, (ii) in the case of NSOs, be less than 85% of the Fair Market Value of the Common Stock on such date, and (iii) in any event, be less than the par value of the Common Stock. In the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

     As determined by the Administrator, in its sole discretion, payment for the purchase of shares upon the exercise of Stock Options may be made in cash or in shares of unrestricted Common Stock already owned by the optionee, or, in the case of the exercise of a NSO, in the form of Restricted Stock or Performance Shares subject to an award under the 1996 Plan (based, in each case, on the Fair Market Value of the Common Stock on the date the option is exercised). In the case of an ISO, the right to make payment in the form of already owned shares may be authorized only at the time of grant.

     The Company may make loans to Stock Option holders in connection with the exercise of outstanding options granted under the 1996 Plan, as the Administrator, in its discretion, may determine. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Common Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise.

     Stock Appreciation Rights and Limited Stock Appreciation Rights. The 1996 Plan also permits the granting of Stock Appreciation Rights and Limited Stock Appreciation Rights ("SARs"). SARs may be granted alone (a "Free Standing SAR") or in connection with all or any part of a Stock Option (a "Related SAR"). Both Free Standing and Related SARs are nontransferable, except as determined by the Administrator.

     A Related SAR entitles the optionee to exercise the SAR by surrendering to the Company, unexercised, a portion of the related Stock Option. No SARs may be exercised during the first six months of its term, except in the event of death or disability of the optionee prior to the expiration of such six-month period.

     A Related SAR is exercisable only when and to the extent that the related Stock Option is exercisable and expires no later than the date on which the related Stock Option expires. Upon exercise of a Related SAR, the optionee shall receive in exchange from the Company an amount in cash or that number of shares of Common Stock (or in some combination of cash and shares of Common Stock) equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise, over the option price per share specified in the related Stock Option, multiplied by the number of shares of Common Stock in respect of which the Related SAR is being exercised. The Administrator has the right to determine the form of payment.

     A Free Standing SAR shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the grant. No Free Standing SAR shall be exercisable more than ten years after the date such right is granted. Upon exercise of a Free Standing SAR, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Common Stock (or any combination of cash or shares of Common Stock) equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise over the price per share specified in the Free Standing SAR (which price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant) multiplied by the number of shares of Common Stock in respect to which the right is being exercised. The Administrator has the right to determine the form of payment.

     Limited SARs may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited SAR) and, with respect to Limited SARs that are also Related SARs, only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the 1996 Plan.

     Restricted Stock, Deferred Stock and Performance Shares. Restricted Stock means an award to receive Common Stock granted subject to certain restrictions. Deferred Stock means an award to receive Common Stock at the end of a specified deferral period. Performance Share means an award of Common Stock that is subject to restrictions based upon the attainment of specified performance objectives.

     The right to receive Restricted Stock, Deferred Stock or Performance Share awards (collectively, "Stock Rights") may be issued either alone or in addition to other awards granted under the 1996 Plan. The Administrator shall determine the eligible employees, consultants and advisors to whom, and the time or times at which, grants of Stock Rights shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Stock Rights; the restricted period applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such restricted period, and all other terms and conditions of the Stock Rights.

     In the discretion of the Administrator, loans may be made to participants in connection with the purchase of Stock Rights under substantially the same terms and conditions as with respect to the exercise of Stock Options.

     Amendment and Termination. The Board of Directors may amend, alter or discontinue the 1996 Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a participant in the 1996 Plan under any award theretofore granted without such participant's consent. To the extent necessary to comply with any applicable law or regulation, the Company will obtain shareholder approval of any amendment to the 1996 Plan in such a manner and to such a degree as required.

     Nontransferability of Options and Stock Rights. Awards granted pursuant to the 1996 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant, except as otherwise determined by the Administrator in its sole discretion.

FEDERAL INCOME TAX ASPECTS OF THE 1996 PLAN

     The following is a brief summary of the Federal income tax consequences of transactions under the 1996 Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after the grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize as ordinary income, at the time of sale or exchange, an amount equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply in the case of optionees who are subject to Section 16 of the Act. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Non-qualified Stock Options. An optionee will not recognize any taxable income at the time he or she is granted a NSO. However, upon exercise of the NSO, the optionee will recognize taxable income generally measured as the excess of the then Fair Market Value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The Company will generally be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a NSO.

     Stock Appreciation Rights. No income will be realized by an optionee in connection with the grant of a SAR. When the SAR is exercised, the optionee will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash received and the Fair Market Value of any Common Stock received on the exercise. In the case of an optionee who is also an employee, any income realized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will generally be entitled to a tax deduction in the same amount.

     Stock Rights. Awards of Restricted Stock, Deferred Stock and Performance Shares are generally issued to a participant subject to conditions that constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the participant will not recognize ordinary income at the time of grant. Instead, the participant will recognize ordinary income on the dates when the stock ceases to be subject to a "substantial risk of forfeiture" which will generally be when the stock is no longer subject to the Company's right to repurchase upon the purchaser's termination of employment with the Company (i.e., as the Stock Right "vests"). At vesting, the participant will recognize ordinary income measured as the difference between the purchase price (if any) and the Fair Market Value of the stock on the date of vesting. The ordinary income recognized by a participant who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the participant recognized ordinary income.

     Payments in Respect to a Change in Control. The 1996 Plan authorizes the acceleration or payment of awards and related shares in the event of a Change in Control as defined in the agreements pertaining to the awards under the 1996 Plan. Such acceleration or payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the Participant's employer.

                                   APPENDIX B

                             MULTIMEDIA GAMES, INC.

                 AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

SECTION 1. General Purpose of Plan; Definitions.

     The name of this plan is the Multimedia Games, Inc. 1996 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board in August, 1996. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers, employees, directors, consultants and advisors that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

     (2) "Board" means the Board of Directors of the Company.

     (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (4) "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated from time to time by the Board to be the Administrator. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

     (5) "Company" means Multimedia Games, Inc., a Texas corporation (or any successor corporation).

     (6) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

     (7) "Disability" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

     (8) "Effective Date" shall mean the date provided pursuant to Section 11.

     (9) "Eligible Employee" means an employee of the Company eligible to participate in the Plan pursuant to Section 4.

     (10) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

     (11) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (12) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

     (13) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

     (14) "Parent Corporation" means any corporation (other the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     (15) "Participant" means any Eligible Employee, consultant or advisor to the Company selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Right, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

     (16) "Performance Share" means an award of shares of Stock pursuant to
Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

     (17) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to certain restrictions.

     (18) "Stock" means the Common Stock, $0.01 par value, of the Company.

     (19) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

     (20) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     (21) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. Administration.

     The Plan shall be administered in accordance with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act") (but only to the extent necessary to maintain qualification of the Plan under Rule 16b-3 of the Act) by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

     The Administrator shall have the power and authority to grant to Eligible Employees, consultants and advisors to the Company, pursuant to the terms of the
Plan: (a) Stock Options, (b) Stock-Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

     In particular, the Administrator shall have the authority:

     (a) to select those employees of the Company who shall be Eligible
Employees;

     (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Eligible Employees, consultants and advisors to the Company;

     (c) to determine the number of shares to be covered by each such award granted hereunder;

     (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

     (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

     The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3. Stock Subject to Plan.

     Stock Subject to the Plan. The total number of shares of Stock reserved and available for issuance under the Plan shall be 760,000 shares, as the same shall be increased each January 1, from and including January 1, 1999, through and including January 1, 2002, by a number of shares of Stock equal to 4% of the number of shares of Stock outstanding as of the immediately preceding December
31. The maximum number of shares of Stock reserved and available for issuance pursuant to Incentive Stock Options is 760,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, or are used to pay the exercise price of any Stock Option such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. Eligibility.

     Officers (including officers who are directors of the Company), employees of the Company, and consultants and advisors to the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5. Stock Options.

     Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Administrator shall have the authority to grant any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

     (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, (ii) in the case of Non-Qualified Stock Options, be less than 85% of the Fair Market Value of the Stock on such date, and (iii) in any event, be less than the par value of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

     (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

     (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

     (4) Method of Exercise. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company satisfying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

     The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

     (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this
Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest (if any) under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

     (6) Non-transferability of Options. Unless otherwise determined by the Administrator, and subject to such limitations on transferability as may be required in Rule 16b-3, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (7) Termination of Employment or Service. If an optionee's employment with or service as a director of or consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the

Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

     (8) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6. Stock Appreciation Rights and Limited Stock Appreciation Rights.

     (1) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

     A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

     A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

     (2) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

     (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

     (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

     (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (6) of Section 5 of the Plan.

     (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

     (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

     (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

     (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

     (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

     (i) Free Standing Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that a Stock Option would be transferable or exercisable under paragraph (6) of Section 5 of the Plan.

     (j) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

     (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of the Plan; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

     (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7. Restricted Stock, Deferred Stock and Performance Shares.

     (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees, consultants and advisors to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period, and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5(5) with respect to the exercise of stock options.

     (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

     The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

     (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions.

     (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

     (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

     (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

SECTION 8. Amendment and Termination.

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

     The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10. General Provisions.

     (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, director, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, directors, consultants or advisors at any time.

     (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11. Effective Date of Plan.

     The Plan became effective (the "Effective Date") on February 21, 1998; provided that, the Plan shall become effective with respect to Incentive Stock Options on the date the Company's stockholders formally approve the Plan.

SECTION 12. Term of Plan.

     No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                             MULTIMEDIA GAMES, INC.
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS APRIL 4, 1998

    The undersigned shareholder(s) of Multimedia Games, Inc., a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 9, 1998, and hereby appoints Gordon T. Graves and Frederick E. Roll, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Multimedia Games, Inc. to be held on April 4, 1998 at 10:00 a.m., local time, at the Tulsa Marriott Southern Hills located at 1902 East 71st Street, Tulsa, Oklahoma 74136 and at any adjournment or postponement thereof, and to vote all shares of Common Stock and Preferred Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

1. Election of Directors:
   [ ] FOR all the nominees listed below (except as indicated).

   [ ] WITHHOLD authority to vote for all nominees listed below.

  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
             A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

   Gordon T. Graves, Larry D. Montgomery, Gregory N. Stern, Thomas W. Sarnoff

2. To ratify and approve the adoption of amendments to the Company's 1996 Stock Incentive Plan as described in the Proxy Statement related to the Annual Meeting.

          [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

3. To ratify and approve the appointment of Coopers & Lybrand, L.L.P. as the independent public accountants of the Company for the fiscal year ending September 30, 1998.

          [ ] FOR             [ ] AGAINST              [ ] ABSTAIN


            (Continued and to be signed and dated on the other side.)

                           (Continued from other side)

4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

          [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE BOARD OF DIRECTORS MAY RECOMMEND OR , IN THE ABSENCE OF A RECOMMENDATION, AS THE PROXY HOLDERS DEEM ADVISABLE.


                                    Dated: _______________________________, 1998


                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature (if held jointly)

                                    I plan to attend the meeting:  [ ]

                                    (This proxy should be marked, dated and
                                    signed by each shareholder exactly as such shareholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its president or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

                                    TO ENSURE YOUR REPRESENTATION AT THE ANNUAL
                                    MEETING, PLEASE MARK, SIGN AND DATE THIS
                                    PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.